Exhibit 10.18


                                MULTIFAMILY NOTE
US $3,850,000.00
                                                    Las Vegas, Nevada
                                                    August 7, 1997

     FOR VALUE RECEIVED, the undersigned promise to pay GREEN PARK FINANCIAL LIMITED PARTNERSHIP, a District of Columbia limited partnership or order, the principal sum of Three Million Eight Hundred and Fifty Thousand and 00/100 Dollars, with interest on the unpaid principal balance from the date of this Note, until paid, at the rate of 7.67 percent per annum. The principal and interest shall be payable at 7500 Old Georgetown Road, Suite 800, Bethesda, Maryland 20814-6133, or such other place as the holder hereof may designate in writing, in consecutive monthly installments of Twenty-seven Thousand Three Hundred Sixty Nine and 34/100 Dollars (US $27,369.34) on the first day of each month beginning October 1, 1997, (herein "amortization commencement date") until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on September 1, 2007.

     If any installment under this Note is not paid when due, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof. The holder hereof may exercise this option to accelerate during any default by the undersigned regardless of any prior forbearance. In the event of any default in the payment of this Note, and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder hereof all expenses and costs, including, but not limited to, attorney's fees.

     If any installment under this Note is not received by the holder hereof within five (5) calendar days after the installment is due, the undersigned shall pay to the holder hereof a late charge of five (5) percent of such installment, such late charge to be immediately due and payable without demand by the holder hereof. If any installment under this Note remains past due for thirty (30) calendar days or more, the outstanding principal balance of this Note shall bear interest during the period in which the undersigned is in default at a rate of 11.67 percent per annum, or, if such increased rate of interest may not be collected from the undersigned under applicable law, then at the maximum increased rate of interest, if any, which may be collected from the undersigned under applicable law.

     From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

     The indebtedness evidenced by this Note is secured by a Mortgage or Deed of Trust dated as of August 7, 1997 hereof, and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note. This Note shall be governed by the law of the jurisdiction in which the Property subject to the Mortgage or Deed of Trust is located.

     The Addendum to Multifamily Note, of even date herewith, attached hereto, is incorporated herein by this reference.

     In the event of any inconsistency between the terms of this Note and the Addendum to Multifamily Note, the term of the Addendum to Multifamily Note shall govern.


                         CHEYENNE WOODS, L.L.C., a South Carolina limited liability company

                         By:  United Investors Growth Properties
                              (A Missouri Limited Partnership)
                              its Managing Member

                         By:  United Investors Real Estate, Inc.,
                              a Delaware corporation, its General
                              Partner

                         By:  /s/Robert D. Long, Jr.
                              Robert D. Long, Jr.
                              Vice President


PAY TO THE ORDER OF
__________________________________
WITHOUT RECOURSE

GREEN PARK FINANCIAL LIMITED PARTNERSHIP a District of Columbis limited partnership

By:  WALKER & DUNLOP GP, LLC
     a Delaware limited liability company,
     Managing General Partner

By:  /s/Mary Ellen Slavinskas

Name:Mary Ellen Slavinskas

Title:Vice President